UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2005

AMERICAN EQUITY

INVESTMENT LIFE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Westown Parkway, Suite 440
West Des Moines, Iowa		50266
(Address of Principal Executive Offices)		(Zip Code)

(515) 221-0002

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)                                  On May 13, 2005, Ernst & Young LLP (“Ernst & Young”) informed American Equity Investment Life Holding Company (the “Company’) that Ernst & Young will resign as the Company’s independent registered public accounting firm no later than the completion of the quarterly review of the Company’s fiscal quarter ending June 30, 2005.  The Company has accepted Ernst & Young’s resignation.

The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for each of the two most recent fiscal years and through May 13, 2005, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through May 13, 2005, there have been no reportable events (as outlined in Regulation S-K Item 304(a)(1)(v)), other than as follows:  In Item 9A of its Annual Report on Form 10-K/A for the year ended December 31, 2004, the Company reported a material weakness in internal controls with respect to deferred policy acquisition costs and deferred sales inducements and was not able to conclude that its internal control over financial reporting was effective as of the end of the period covered by its Annual Report on Form 10-K/A.  This weakness in internal control over financial reporting did not result in any material misstatement of the Company’s audited financial statements for 2004.  Ernst & Young’s report on internal control over financial reporting included in item 9A contained an adverse opinion on the effectiveness of internal control as of December 31, 2004.

In response to the Company’s request, Ernst & Young has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter dated May 19, 2005, is attached hereto as Exhibit 16.1 to this 8-K

(b)                                 Prior to May 13, 2005, the senior officers and Audit Committee of the Company began a review and evaluation of its audit services and expense, and will now formally commence a search to select a new independent registered public accounting firm.   This search will be conducted in accordance with the terms of the Company’s Audit Committee Charter.

Item 9.01  Financial Statements and Exhibits

(c)

The Following exhibit is being furnished herewith:

16.1	Letter dated May 19, 2005 from Ernst & Young LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2005	AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

	By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and General Counsel